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Number                                        [Graphic]
------
        COMMON SHARES OF                                                               SHARES
      BENEFICIAL INTEREST
        PAR VALUE $0.01                                                              CUSIP TO COME
                                                                                See reverse for certain
ORGANIZED UNDER THE LAWS OF THE                                                 definitions.
 COMMONWEALTH OF MASSACHUSETTS


                                     OLD MUTUAL / CLAYMORE LONG-SHORT FUND



            This certifies that

            is the owner of                                                     COMMON SHARES

            FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF OLD MUTUAL / CLAYMORE LONG-SHORT FUND,
            transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            In Witness Whereof, the Trust has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

                                   Dated:



Countersigned and Registered:
The Bank of New York
Transfer Agent and Registrar,
BY:
Authorized Officer                                   Secretary                       Chief Executive Officer
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

                                              OLD MUTUAL/CLAYMORE LONG-SHORT FUND

THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH  SHAREHOLDER WHO SO REQUESTS,  THE DESIGNATIONS, PREFERENCES AND RELATIVE,
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS  OF EACH  CLASS OF  SHARES  OR  SERIES  THEREOF  AND THE  QUALIFICATIONS,
LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, ANY SUCH REQUESTS MAY BE MADE TO THE TRUST OR TO THE TRANSFER
AGENT.

EXPLANATION OF ABBREVIATIONS

            The following abbreviations when used in the inscription on the face of this  certificate  shall be construed as though they were written out in full according to applicable laws or regulations:

Abbreviation              Equivalent                                    UNIF GIFT MIN ACT--         Custodian
------------              ----------                                                       ---------          ---------
TEN COM                   As tenants in common                                             (Cust)              (Minor)
TEN ENT                   As tenants by the entireties                                     under Uniform Gifts to Minors
JT TEN                    As joint tenants with right of                                   Act
                          survivorship and not as tenants                                      --------------------------
                          in common                                                                 (State)


                                   Additional Abbreviations may also be used though not in the above list.


            FOR VALUE  RECEIVED,  ____________________  hereby sell,  assign and transfer unto:

            PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
             --------------------------------

             --------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

_____________________ Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________ Attorney, to transfer said shares on the books of the within named Trust with full power of substitution in the premises.

Dated ____________________________                                       X ______________________________________________________

                                                                         X ______________________________________________________
                                                                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                                                           CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                                                                           OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                                                           ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

   By ____________________ THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C RULE 17Ad-15.
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